EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Peter Wang, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-QSB of Techedge, Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Techedge, Inc.

      I, Ya Li, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Techedge, Inc. for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Techedge, Inc.

                                       By: /s/ Peter Wang
                                          -------------------------------------
                                          Peter Wang
                                          Chairman and Chief Executive Officer


                                       By: /s/ Ya Li
                                          -------------------------------------
                                          Ya Li
                                          Chief Financial Officer